BioCentury NewsMakers in the Biotech Industry 2013 New York City

Forward-Looking Disclaimer These slides accompany an oral presentation by NewLink Genetics Corporation, which contains forward-looking statements. The Company’s actual results may differ materially from those suggested here. Additional information concerning factors that could cause such a difference is contained in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2013 and other prior and subsequent regulatory filings. 2

NewLink Genetics Corporation Oncology-Focused Biopharmaceutical Company  Founded in 1999; IPO in 2011, Currently 100+ employees  Pipeline includes biologic and small molecule candidates  Completed enrollment for IMPRESS phase 3 trial  Strong IP position for technology platforms  Added to NASDAQ Biotech Index May 2013  Advancing commercialization efforts for the U.S. market 3

NewLink Genetics

Targeting Immune Escape

Developing two distinct, proprietary platforms that independently stimulate immune activation and disrupt tumor-mediated immunosuppression

"HyperAcute™" Vaccines*	IDO Pathway Inhibitors
Inducing Immune activation	**Blocking Immunosuppression**



+
Suppressor Loss
Dysregulated Growth
Metastasis
Genetic Instability
Invasion
Immune Escape
Angiogenesis
Anti-apoptosis
Immortalization

*HyperAcute® is NewLink Genetics' propriety technology platform

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NewLink Clinical Development Pipeline

Targeting Immune Activation & Immunosuppression

Product/ Tumor Type	Phase 1	Phase 2	Phase 3
HyperAcute™ Platform			
Algenpantucel-L (pancreas)			
Tergenpumatucel-L (lung)			
HyperAcute Melanoma			
HyperAcute Prostate			
HyperAcute Renal	Expected to enter clinical trials in 2013		
IDO Pathway Inhibitor Platform			
Indoximod – Solid Tumors			
Metastatic Prostate			
Metastatic Breast			
NLG 919 – Solid Tumors	Expected to enter clinical trials in 2013		

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NewLink GENETICS

HyperAcute™ Immunotherapy “Stimulating the immune system to recognize and attack cancer cells.” 6

HyperAcute™ Platform Activation of Immune Response via Innate Immunity  Novel biologics designed to express alpha-gal carbohydrate which stimulates the immune system to recognize and attack cancer cells  Cellular immunotherapy that is tumor specific, but does not require tissue from the patient  Anti-alpha-gal Ab’s in primates are responsible for “HyperAcute rejection” of xenotransplants  Two Phase 3 studies underway for lead product candidate  Technology derived from unexpected anti-tumor responses observed in unrelated gene therapy experiment 7 Post-Treatment Pre-Treatment

Mechanism of Action

HyperAcute Response → Tumor Specific Activity



HyperAcute Immunotherapy
Anti-α Gal
Antibodies
Complement
Mediated Lysis
Dendritic Cells
Macrophages
Eosinophils
NK Cells
T-cells
Tumor Target Cell
Tumor Specific Antibodies and T Cells
B-Cell
CD4+ T Cells
CD8+ T Cells
Activated Dendritic Cells

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HyperAcute Immunotherapy

Scale-up & Production



Master Cell Bank
(1000x)



Working Cell Banks
(1000x)


Algenpantucel-L
Algenpantucel-L
Algenpantucel-L

Production Lots



Cryo-Storage

- Disease specific yet NOT patient specific (Allogeneic)
- Standardized, single site manufacturing
- Established, scalable production methodology
- Well characterized identity and potency



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HyperAcute Immunotherapy
Storage & Administration



Shipping



Storage



Preparation



Administration

HyperAcute Immunotherapy

- Vaccine is shipped on dry ice & stored at <-135℃.
- Thawed to room temperature & drawn into a tuberculin syringe with 18g transfer needle.
- Administered via 6 intradermal injections (25g needle) of 50 million cells each

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NewLink GENETICS

Pancreatic Cancer Epidemiology & Pathophysiology 11  4th leading cause of cancer death in U.S.*  All stages, 5 year survival** < 5%  Stage IIB, resected, 5 year survival** <8%  Resection rate 20-25% U.S.*  Post resection standard of care  Chemotherapy +/- Radiotherapy  Gemcitabine +/- 5FU Concurrent Radiotherapy Annual Incidence in Major Markets Total U.S.* Europe Japan 117,000 43,000 45,000 29,000 *2013 Cancer Facts & Figures **Bilimoria et al., Cancer; August 15, 2007: Volume 110, Number 4: 738-744

Algenpantucel-L Phase 2 Results: Resected Pancreatic Cancer  Eligibility & Treatment  Post-resection patients with no evidence of residual disease  SOC (gemcitabine+5FU+concurrent XRT) + algenpantucel-L  Algenpantucel-L schedule: Q2weeks X 6 months  High dose (300 million cells) & low dose (100 million cells)  Phase 2 Trial NLG-0205 (n = 69)  Multicenter(16), open label, 2 arm study  Primary endpoint met: 1 year DFS 62%  DFS: High dose (81%) superior to low dose (52%) p= 0.02  Secondary endpoints: Overall Survival(OS)  OS: High dose (96%) superior to low dose (79%) p= 0.049 Rocha Lima, C. et al, JCO, Vol 31,_suppl (May 15 supplement), ASCO 2013: Oral Abstract 3007 12

HyperAcute Immunotherapy Safety Minimal Grade 3 & No Grade 4 Events  Most frequent AEs attributed to algenpantucel-L are grade 1/2 skin reactions at injection sites (51%)  Grade 3 events possibly attributable to vaccine: lymphopenia (6%), skin reaction/pain (3%) & leukopenia/neutropenia (3%)  No grade 4 drug related adverse events reported Hardacre, J. et al, JCO, Vol 30, No 15_suppl (May 20 supplement), ASCO 2012: Abstract 4049 13

Prognostic Variables Impacting Survival Nodal Status & Tumor Size have Greatest Impact 14 Brennan Nomogram2 Validated Prognostic Variables N=555 Prognostic Variable Hazard Ratio P-Value Nodal Status 1.53 (1.18-1.97) 0.001 Tumor Size 1.21 (0.95-1.53) 0.12 Surgical Margin Status 1.05 (0.80-1.37) 0.74 RTOG 97041 Prognostic Variables N=388 1 Regine et al, JAMA 2008; 299(9): 1019-1026 2 Brennan, M et al, Annals of Surgery 2004 , Volume 240(2): 293-298 Prognostic Variable P-Value Nodal Status 0.001 Tumor Size 0.002 Differentiation 0.002 Surgical Margin Status 0.74

15 Stage 20,000 Patient Death Registry1 NLG 02052 1 Year (%) 2 Year (%) 3 year (%) Overall Survival Patient Distribution IA 71.3 50.2 40.7 24.1 mo 1% IB 67.3 45.4 35.3 20.6 mo 3% IIA 60.7 34.9 23.8 15.4 mo 15% IIB 52.7 23.8 14.4 12.7 mo 81% 2 Hardacre, J. et al, JCO, Vol 30, No 15_suppl (May 20 supplement), ASCO 2012: Abstract 4049 Pancreatic Cancer: Survival by Disease Stage NLG 0205: 96% High Risk Patients 1 Hidalgo, M, The New England Journal of Medicine 2010, 362:1605

NLG0205: High Risk Patients w/ Poorer Prognosis Sponsor RTOG NewLink Study 97041 NLG 02052 Median Age 61 62 Gender (male) 53% 53 % Whipple 85% 86 % Lymph Node Positive 68% 81 % Tumor ≥ 3 cm 61% 66 % Poorly Differentiated 30% 35 % CA 19-9 ≥180 9%** 18% 16 2Hardacre, J. et al, JCO, Volume 30, No 15_suppl (May 20 supplement), ASCO 2012: Abstract 4049 NLG 0205 Additional High Risk Factors:  96% High Risk (Positive Nodes or Tumor ≥2cm)  90% Local Invasion  Median Tumor Size = 3.2cm 1 Regine et al, JAMA 2008; 299(9): 1019-1026 **Berger, A et al, Int J Radiation Oncol Biol Phys, Vol 84, No 3 pp e291-297, 2012 (N=385)

Resected Pancreatic Cancer Survival Rates NLG0205 vs. Predictive & Historical Controls 17 Trial 1 Year 2 year Overall Survival NLG-02051 86% 51% 24.1 mo RTOG 97042 69% 40%* 18.5 mo* Nomogram3 63% 32% 16.6 mo Hidalgo4 55% 26% 13.5 mo 1 Hardacre, J. et al, JCO, Volume 30, No 15_suppl (May 20 supplement), ASCO 2012: Abstract 4049 2 Regine et al, JAMA 2008; 299(9): 1019-1026 3 Brennan, M et al, Annals of Surgery 2004 , Volume 240(2): 293-298 4 Hidalgo, M et al, The New England Journal of Medicine 2010, 362:1605  Phase 2 results show strong potential for benefit in Phase 3  NLG-0205 patients had much worse prognosis than RTOG 9704  Patients in Phase 3 receive only high dose & an additional 6 months *Estimate for all patients based on Kaplan-Meier

Algenpantucel-L Phase 2 Results: Long Term Follow Up at 3 Years *All patients ≥ 3 year follow up ** Developed by Memorial Sloan Kettering Cancer Center and validated by Massachusetts General Hospital patient cohort **Brennan, M. et al, (2004) Annals of Surgery, Volume 240(2): p. 293-8 **Ferrone, CR et al, (2005) Journal of Clinical Oncology, Volume 23(30): p. 7529-35 Time 3 Years Overall Survival (OS) Disease Free Survival (DFS) NLG0205* 39% 26% Brennan ** Nomogram 19% NR Rocha Lima, C. et al, JCO, Vol 31,_suppl (May 15 supplement), ASCO 2013: Oral Abstract 3007 18

Algenpantucel-L Phase 2 Results: Overall Survival Hardacre, J. et al, JCO, Vol 30, No 15_suppl (May 20 supplement), ASCO 2012: Abstract 4049 NLG-0205 Nomogram Months Survi v a l Nomogram Median OS: 16.6 mo NLG0205 (All Patients) Observed Median OS: 24.1 mo 19 Relative survival benefit increases over time

Algenpantucel-L NLG0205: Correlation of Survival & Ab Elevation Antibody Elevation n Survival Rate (3 year) Median OS (months) p-value None 27 19% 17 One Parameter 26 42% 26 0.0476 Multiple Parameters 13 69% >36 (Not Reached) 0.0073 Assessed Parameters: anti-MSLN Ab, anti-CEA Ab and/or anti-αGAL Ab Rocha Lima, C. et al, JCO, Vol 31,_suppl (May 15 supplement), ASCO 2013: Oral Abstract 3007 20

Algenpantucel-L Unexpected Clinical Observations  Recall skin reactions can occur 1-2 year after last vaccination  70% of patients showed eosinophilia; 30% lasted ≥ 1 year  CR to salvage chemotherapy (post algenpantucel-L therapy) in 3 patients with recurrent disease 0 2000 4000 6000 8000 10000 12000 14000 16000 18000 Jan-09 Feb-09 Aug-09 Nov-09 Dec-10 Jun-11 Aug-11 Jan-12 1 6 13 23 36 2884 16020 13 Normalized CA19-9 from 16,000 Regression of Liver Metastasis CA-19.9 Hardacre, J. et al, JCO, Vol 30, No 15_suppl (May 20 supplement), ASCO 2012: Abstract 4049 21

Phase 3 Registration Trial - IMPRESS Surgically Resected Pancreatic Cancer  IMPRESS Trial* (n = 722)  Initiated, May 2010 under SPA with the FDA  FDA Fast Track and Orphan Drug  Open label, 2 arm, randomized study  Post surgical resection patients  SOC +/- algenpantucel-L (SOC = gemcitabine +/- radiation)  Algenpantucel-L: 300 million cells Q2wks X 6 mo  Q1m X 6 mo**  Overall Survival is the primary endpoint  Stratified for Nodal Status, Radiotherapy & CA 19-9  Accrual Status and Endpoints  Completed enrollment September 2013 (722 patients)  First interim look when 222 events occur, final analysis at 444 events  Designed to detect ≈20% difference in overall survival at final analysis *Clinicaltrials.gov NCT01072981 **Phase 2 trial administered 300 million Q2wks X 6 months 22

IMPRESS Patient Characteristics* Consistent with Previously Reported Large Studies Characteristics RTOG 97041 (n=221) IMPRESS (n≈700) Age (Median) 61 64 Gender (Male) 53 53 Disease Stage Ia N/R 4% Ib N/R 5% IIa N/R 21% IIb N/R 70% Nodal Status N0 32% 30% N1 68% 70% CA19-9 ≥180 9%** 9% 23 *Initial analysis includes approximately 700 patients with available data 1 Regine et al, JAMA 2008; 299(9): 1019-1026 **Berger, A et al, Int J Radiation Oncol Biol Phys, Vol 84, No 3 pp e291-297, 2012 (N=385)

Timing of IMPRESS Analysis Potential Factors Impacting Trigger Events  Patient characteristics  Age, gender, tumor size , stage, grade, Nodal status, CA19-9 etc…  New salvage treatment regimens  Gem+Abraxane, FOLFIRINOX, Tarceva  Enrollment rate (IMPRESS is in line with study projections)  Possible improvement in surgical or diagnostic techniques (PET?)  Increased use of neoadjuvant therapy  Delayed reporting of death events  Treatment duration at 300M cell dose with Algenpantucel-L 24

Second Phase 3 Trial - PILLAR Locally Advanced Pancreatic Cancer  Locally Advanced Trial* (n = 280)  Launched, October 2012 (FPI, Q113)  Open label, 2 arm, randomized study  FOLFIRINOX +/- algenpantucel-L  Algenpantucel-L: 300 million cells Q2 weeks up to 18 doses  Overall Survival is the primary endpoint  Includes borderline or locally advanced unresectable patients  Open to Enrollment . 25 Positive results might more than double the treatable patient population of initial indication

Commercialization Strategy Algenpantucel-L for Patients with Pancreatic Cancer  NewLink plans to execute an independent US commercial launch  Leverage key pancreatic surgical centers as hubs  Provide strong product support across entire multidisciplinary team  Key launch components currently being assembled  Utilizing state of the art cold chain distribution technology & services  Conducting reimbursement analysis & establishing support services  Corporate & product branding initiatives underway  Partnered with ICC Lowe for corporate & product campaigns  Planned launch of new website in Q413  Will Pursue Partnerships for Ex-U.S. commercialization  Ongoing discussions with various global & regional companies  Anticipate EMEA submission with IMPRESS results  Evaluating global manufacturing & distribution options 26

Lung Cancer Epidemiology & Pathophysiology 27  Leading cause of cancer death in U.S.*  All stages, 5 year survival 16%  Advanced disease, 5 year survival <5%  40% of patients present with metastatic disease  A significant unmet need exists for new treatment options for these patients U. S. Annual Incidence & Deaths (Lung Cancer) Incidence Deaths 228,190 159,480 *2013 ACS Cancer Facts & Figures

Tergenpumatucel-L Phase 2 Study – Previously Treated NSCLC  Single agent survival and safety results for 28 NSCLC patients  Median OS was 11.3 months with 46% of patients surviving one year  Favorable safety profile, no grade 4 drug related adverse events  Potential chemo-sensitization effect  16 patients received follow on chemotherapy post tergenpumatucel-L  Partial response rate of 31% (5/16) in patients  Stable disease achieved in an additional 25% (4/16)  Correlative studies  Significantly improved OS in patients with elevated IFN-ɣ secretion  Acquired reactivity to CL4-H522 cell line, not part of vaccine, suggests antigen cross-priming to shared tumor antigens Morris, J. et al, JCO, Vol 31,_suppl (May 15 supplement), ASCO 2013: Abstract 8094 28

Single Agent in Previously Treated NSCLC Tergenpumatucel-L in NSCLC Phase 2: Survival Correlates with IFN-g Response8 Morris, J. et al, JCO, Vol 31,_suppl (May 15 supplement), ASCO 2013: Abstract 8094 29

Tergenpumatucel-L

NLG-0301 Randomized Phase 2b/3 NSCLC

- Primary Endpoint: Overall Survival
- Secondary Endpoints: Response to subsequent controlled chemotherapy, immunologic response and dosing schedule


- 240 Patients
- Previously Treated
- Stage IIIb/IV NSCLC
- PS 0-1
- >1,000 lymphocyte count
Tergenpumatucel-L
300 M Cells
Weekly or Biweekly
1:1 Randomization
Docetaxel
75 mg/m2 Q 3 weeks
Progression
Progression
Standard Chemotherapy
(gemicitabine,
premetrexed or docetaxel)
Compare Response
Standard Chemotherapy
(gemicitabine or
premetrexed)

http://clinicaltrials.gov/show/NCT01774578

30

IDO Pathway Inhibitors Indoleamine 2,3-dioxygenase (IDO) “Disrupting mechanisms by which tumors evade a patient’s immune system.” NewLink Genetics IDO Pathway Inhibitors Indoximod NLG-919 31

Cancer Immunosuppression Three Key Checkpoint Targets  CTLA-4  PD-1  IDO B7-1 or B7-2 CTLA-4 T cell PDL-1 or PDL-2 IDO APC (Dendritic Cell or Macrophage PD-1 Manipulation of IDO pathway related targets such as CTLA-4 and PD-1 offer potential breakthrough approaches to cancer therapy, targeting mechanisms by which tumors evade immune mediated destruction 32

 Regulates immune response to cancer like CTLA-4 and PD-1  Inhibits effector T-cells, activates suppressive Tregs  Enables local tumor immune escape  Overexpressed  Within tumor cells or antigen presenting cells to directly suppress T- cells, must be targeted with a small molecule  NewLink actively developing two distinct IDO pathway inhibitors  Indoximod is being studied in various chemotherapy and immunotherapy combination clinical studies  NLG919 is expected to enter clinical trials by the end of 2013 33 Indoleamine 2,3-dioxygenase (IDO) Supports Cancer Immunosuppression

Indoximod Phase 1: Key Results Summary  Well tolerated, 200 mg QD to 2000 mg BID  Most common adverse events: fatigue, anorexia & nausea  Biologic effects observed in 3 patients previously sensitized to immunotherapy (low dose) & 2 non-sensitized patients (high dose)  Five patients with SD for ≥6 months (2 melanoma, 2 sarcoma, 1 colon)  Multiple mixed responses including regression of visceral metastases Hypophysitis  Auto-immune event correlated with beneficial anti-tumor responses in ipilumimab trials  Condition resolved with short course of steroids Soliman, H. et al, JCO, Vol 30, No 15,_suppl (May 20 supplement), ASCO 2012: Abstract 2501 34

Indoximod + Docetaxel Combination Phase 1: Efficacy Results  18% (4/22) partial response rate (2 breast, 1 lung, 1 thymic)  41% (9/22) rate of stable disease -100% -80% -60% -40% -20% 0% 20% 40% 60% Fold Change in Tumor Volume NSCLC Esophageal Laryngeal Breast Thymic Rectal Pancreatic Ovarian 35

36 Phase Design / Purpose/ Indication Status 1 Indoximod as single agent Dose escalation to determine MTD & PK All Solid malignancies Completed 1 Indoximod as single agent Dose escalation to determine MTD & PK All Solid malignancies Completed 1b/2 Indoximod + Docetaxel Dose escalation of both agents Breast, lung, ovarian, prostate Completed 1b/2 Indoximod + Dendritic cells loaded with Ad-p53 vaccine Dose escalation Breast, colon, lung Completed 2 Sipuleucel-T +/- Indoximod Refractory Metastatic Prostate Open 2 Docetaxel +/- Indoximod Metastatic Breast Open Indoximod Clinical Development

NLG-919 Preclinical Results & Next Steps  Potent Inhibitor (nM) of IDO in vitro and in cell based assays  Is orally bioavailable and has a favorable PK-Tox profile  Blocked IDO-induced T cell suppression (EC50 ~ 100 nM)  Enhanced antitumor activity in established tumors (B16F10)  Shows synergistic T cell activation & antitumor activity w/ indoximod  Expected to enter phase 1 by year end 2013 37 Mautino, M et al; AACR Annual Meeting Poster Presentation, Abstract 491, April 7th, 2013

NewLink Genetics Corporation Highlights & Future Direction  Multiple near term value-generating milestones expected  Accrual now complete for IMPRESS trial  Conduct first interim analysis for IMPRESS trial  Continue expansion of current clinical programs (PILLAR, lung, IDO, etc.)  Initiate new clinical programs (HyperAcute Renal & NLG919)  Strong financial position  Sufficient cash to fund development to next data inflection points  Poised to build a commercial presence  Clear regulatory and commercial path for pancreatic market  Building internal infrastructure for North America  Seeking long term partnership(s) for ROW development  Exploring potential partnerships for follow on products 38